UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2025

Great Elm Group, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39832	85-3622015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 PGA Boulevard, Suite 603 Palm Beach Gardens, FL		33410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	GEG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
7.25% Notes due 2027	GEGGL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On August 27, 2025, Great Elm Group, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Woodstead Value Fund, L.P., a Texas limited partnership ( the “Purchaser”), pursuant to which the Purchaser purchased, and the Company issued, 4,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a 20-day volume-weighted average price calculated at market close the business day prior to the date of the Securities Purchase Agreement of $2.25 per share, for an aggregate purchase price of $9,000,000. The Shares were issued in a private placement exempt from registration under Section 4(a)(2) and Rule 506(b) of Regulation D of the Securities Act of 1933.

Pursuant to the registration rights covenant under the Securities Purchase Agreement, the Company has agreed to file a registration statement to register the resale from time to time of the Registrable Securities (as defined in the Securities Purchase Agreement) held by the Purchasers within one hundred and fifty days following the date of the Securities Purchase Agreement. The Company has also agreed to include the Registrable Securities in certain registration statements filed by the Company. The registration rights granted pursuant to the Securities Purchase Agreement will terminate upon the first to occur of (A) a registration statement with respect to the sale of such securities being declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) and such securities having been disposed of or transferred by the holder thereof in accordance with such effective registration statement, (B) such securities having been previously sold or transferred in accordance with Rule 144 (or another exemption from the registration requirements of the Securities Act), (C) such securities becoming eligible for resale without volume or manner-of-sale restrictions and without current public information requirements pursuant to Rule 144 or (D) such securities are no longer outstanding.

In addition, pursuant to the director appointment covenant under the Securities Purchase Agreement, as long as the Purchaser and its affiliates collectively continue to own at least 2,000,000 shares of the Common Stock (the “Ownership Requirements”), the Company has agreed to appoint one person designated by the Purchaser to serve on the Company’s board of directors (the “Board”), and to continue to nominate such person to continue to serve on the Board at each annual meeting of the Company’s stockholders so long as the Purchaser meets the Ownership Requirements and such person qualifies as an independent director under Nasdaq independence rules and is reasonably acceptable to the Board.

Warrants

Pursuant to the Securities Purchase Agreement, the Company also issued to the Purchaser (i) a warrant to buy 1,000,000 shares of Common Stock at an exercise price of $3.50 per share with a ten-year term (the “Series A Warrant”) and (ii) a warrant to buy 1,000,000 shares of Common Stock at an exercise price of $5.00 per share with a ten-year term (the “Series B Warrant”, together with Series A Warrant, the “Warrants”). The Warrants were issued in a private placement exempt from registration under Section 4(a)(2) and Rule 506(b) of Regulation D of the Securities Act of 1933.

The Series A Warrants are exercisable at any time on or after the one-year anniversary of the original issuance date and the Series B Warrants are exercisable at any time on or after the three-year anniversary of the original issuance date.

The Warrants include certain limited anti-dilution adjustments.

The foregoing summary of the Securities Purchase Agreement and the Warrants are qualified in their entirety by reference to the Securities Purchase Agreement and the Warrants, respectively, which will be filed as exhibits to our annual report on Form 10-K for the year ended June 30, 2025.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the director appointment covenant under the Securities Purchase Agreement, on August 26, 2025, in accordance with the recommendation of the Nominating and Corporate Governance Committee (the “Nominating & Corporate Governance Committee”) of the Board, the Board elected and approved Booker Smith to serve as a director, effective as of August 27, 2025, to serve until his successor is duly elected and qualified, or until the earlier of his death, resignation or removal. As of the time of this filing, the Board has not made a determination regarding the committees of the Board, if any, to which Mr. Smith will be appointed.

Mr. Smith brings extensive experience across corporate credit and real estate investing.

The Board has determined that Mr. Smith is an independent director as defined in Nasdaq Listing Rule 5605(a)(2).

Mr. Smith shall receive compensation for his service on the Board and any of its committees in accordance with our non-employee director compensation program.

Item 8.01 Other Events.

On August 27, 2025, the Company issued a press release in connection with the issuance of the Shares and Warrants. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 27, 2025
104	The cover page from this Current Report on Form 8-K, formatted as inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT ELM GROUP, INC.

Date: August 27, 2025	/s/ Keri A. Davis
By: Keri A. Davis
Title: Chief Financial Officer